UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2007

THE PRINCETON REVIEW, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32469	22-3727603
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2315 Broadway
New York, New York 10024
(Address of principal executive offices)
(212) 874-8282
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1: EMPLOYMENT AGREEMENT
EX-99.1: PRESS RELEASE

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     (b) On January 16, 2007, Mr. Andrew J. Bonanni gave notice to The Princeton Review, Inc. (the “Company”) that he is resigning and will no longer serve as the Company’s Chief Financial Officer or principal financial and accounting officer, effective January 26, 2007.
     (c) Effective January 26, 2007, Mr. Stephen Melvin has been appointed to the position of Executive Vice President and Chief Financial Officer, the Company’s principal financial and accounting officer, replacing Mr. Bonanni. On January 19, 2007, the Company issued a related press release announcing Mr. Bonanni’s resignation and Mr. Melvin’s appointment. The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.
          Mr. Melvin, 55, served as the Company’s Chief Financial Officer and principal financial and accounting officer from 1999 until September 2005. From September 2005 until May 2006, Mr. Melvin served as Executive Vice President—Finance of the Company. Beginning in May 2006, Mr. Melvin has served as a consultant to the Company.
     On January 19, 2007, the Company entered into an Employment Agreement with Mr. Melvin. The Employment Agreement provides for an annual salary of $297,052. The Employment Agreement provides for an initial term ending July 1, 2007 with automatic renewal for additional six-month periods until Mr. Melvin voluntarily terminates employment or until the Company gives written notice of non-renewal at least one month prior to July 1, 2007 or any six-month extension period thereafter. If the Company terminates Mr. Melvin’s employment without cause, the Company has agreed to pay Mr. Melvin his annual base salary for an additional three-month period. If Mr. Melvin voluntarily terminates employment anytime after April 1, 2007, the Company has agreed to pay Mr. Melvin a severance payment of $50,000.
     A copy of the Employment Agreement between the Company and Mr. Melvin is filed herewith as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.
     (c) Exhibits.
     10.1 Employment Agreement, dated January 19, 2007, by and between The Princeton Review, Inc. and Stephen Melvin.
     99.1 Press release dated January 19, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:   January 19, 2007

THE PRINCETON REVIEW, INC.

By	/s/ Mark Chernis

Name: Mark Chernis
Title: President and Chief Operating Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Employment Agreement, dated January 19, 2007, by and between The Princeton Review, Inc. and Stephen Melvin.
99.1	Press release dated January 19, 2007.